UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act 1934

Date of Report (Date of earliest event reported):    December 7, 2011

IntegraMed America, Inc,
(Exact name of registrant as specified in charter)

Delaware
(State of other jurisdiction of incorporation)

0-20260	06-1150326
(Commission file Number)	(IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone no. including area code: (914) 253-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b)
□	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On December 7, 2011, Andrew Mintz, President of Attain Fertility Centers Division of IntegraMed America, Inc. (the "Company"), notified the Company that he will resign effective December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntegraMed America, Inc. (Registrant)

Date: December 8, 2011	By:	/s/Claude E. White
Claude E. White. Vice President, General Counsel and Secretary